1

                            SCHEDULE 14A
                           (RULE 14A-101)

               INFORMATION REQUIRED IN PROXY STATEMENT

                      SCHEDULE 14A INFORMATION
     PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:



[   ] Preliminary Proxy Statement   [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2)
[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Under 240.14a-12

                        CENTRAL COAST BANCORP
-------------------------------------------------------------------------------
          (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X]   No fee required .
[  ]   $125 per Exchange Act Rules 0-11 (c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22 (a) (2) of Schedule  14A.
[  ]   Fee computed on table below per exchange Act Rules 14a-6 (i) 4 and 0-11.

        (1)  Title of each class of securities to which transaction applies:
        (2)  Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)  Proposed maximum aggregate value of transaction:
        (5)  Total fee paid:

[  ]   Fee paid previously by written preliminary materials:

[  ]   Check box if any part of the fee is offset as provided by
       Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount previously paid  :
        (2)  Form, Schedule or Registration Statement No.  :
        (3)  Filing Party  :
        (4)  Date Filed  :

                         CENTRAL COAST BANCORP
                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         THURSDAY, May 23, 2002

   TO THE SHAREHOLDERS:

     The Annual Meeting of Shareholders of Central Coast Bancorp will be held at 301 Main Street, Salinas, California, on Thursday, May 23, 2002 at 5:30 p.m. for the following purposes:

   1.  To elect Class I directors.
   2. To ratify the appointment of Deloitte & Touche LLP as independent public accountants for the 2002 fiscal year.
   3. To transact such other business as may properly come before the Meeting.

     The names of the Board of Directors' nominees to be Class I directors of Central Coast Bancorp are set forth in the accompanying Proxy Statement and incorporated here by reference.

     Article III, Section 16 of the Bylaws of Central Coast Bancorp provides for the nomination of directors in the following manner:

     "Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for the election of directors; provided however, that if less than 21 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these by-laws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder:

(a)  the name and address of each proposed nominee;
(b)  the principal occupation of each proposed nominee;
(c) the number of shares of capital stock of the corporation owned by each proposed nominee;
(d)  the name and residence address of the notifying shareholder; and
(e) the number of shares of capital stock of the corporation owned by the notifying shareholder.

     Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee. A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which Directors are to be elected."

     Only shareholders of record at the close of business on April 12, 2002 are entitled to notice of and to vote at this Meeting and at any postponements or adjournments thereof.

                                By Order of the Board of Directors

                                 /s/ JOHN F. MCCARTHY
                                 ----------------------------
   Salinas, California           John F. McCarthy, Secretary
   April 23, 2002

     WHETHER OR NOT YOU PLAN TO ATTEND  THIS  MEETING,  PLEASE  SIGN AND
RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Mailed to Shareholders
on or about April 23, 2002



                    CENTRAL COAST BANCORP

                       PROXY STATEMENT

           INFORMATION CONCERNING THE SOLICITATION



     This Proxy Statement is being furnished to the shareholders of Central Coast Bancorp, a California corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders to be held at 301 Main Street, Salinas, California on May 23, 2002 at 5:30 p.m. (the "Meeting"). Only shareholders of record on April 12, 2002 (the "Record Date") will be entitled to notice of the Meeting and to vote at the Meeting. At the close of business on the Record Date, the Corporation had outstanding and entitled to be voted 8,991,927 shares of its no par value Common Stock (the "Common Stock").

     Shareholders are entitled to one vote for each share held as of the Record Date. Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the Meeting by delivering to the Secretary of the Corporation either a written instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by the shareholder by attending and voting at the Meeting.

     Votes cast by proxy or in person at the Meeting will be counted by the Inspectors of Election for the Meeting. The Inspectors will treat abstentions and "broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self-regulatory organization of which the broker or nominee is a member) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and "broker non-votes" will not be counted as shares voted for purposes of determining the outcome of any matter as may properly come before the Meeting.

     Unless otherwise instructed, each valid proxy returned which is not revoked will be voted "FOR" Proposals 1 and 2 as described in this Proxy Statement, and, at the proxyholders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to postpone or adjourn the Meeting).

     The Corporation will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Corporation and its subsidiary, Community Bank of Central California (the "Bank"), may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which will be borne by the Corporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

     As of the Record Date, April 12, 2002, no individual known to the Corporation owned more than five percent (5%) of the outstanding shares of its Common Stock except as described below.



                                                                       Percentage
                       Name and Address      Amount and Nature          of Class
   Title of             of Beneficial          of Beneficial          Beneficially
    Class                  Owner                 Ownership               Owned
    -----                  -----                 ---------               -----

 Common Stock,       Robert L. Meyer (1)          702,755                 7.8%
 No Par Value



  (1) The address for the person listed is P. O. Box 606, King City, California, 93930-0606. 646,025 shares of Common Stock are held by Mr. Meyer and his spouse as trustees of the Robert L. Meyer and Patricia J. Meyer Trust dated July 28, 1977. 13,970 shares are held by the Meyer One partnership of which Mr. & Mrs. Meyer's 1977 Trust owns 52%. 8,941 shares are held by Geneva M. Jones, an individual, as to which Patricia J. Meyer has Power of Attorney for both her and her estate. 33,819 shares are held by Robert L. Meyer's son, Craig E. Meyer.

Security Ownership of Management

      The following table sets forth information as of April 12, 2002, concerning the equity ownership of the Corporation's directors and the executive officers named in the Summary Compensation Table, and directors and executive officers as a group. Unless otherwise indicated in the notes to the table, each director and executive officer listed below possesses sole voting power and sole investment power for the shares of the Corporation's Common Stock listed below. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. The Corporation has only one class of shares outstanding, Common Stock.

                                           Name and Address (1) of             Amount and Nature of         Percent of
            Title of Class                    Beneficial Owner                 Beneficial Ownership          Class (2)
            --------------                    ----------------                 --------------------          ---------

Common Stock, No Par Value                 Robert C. Blatter                            28,842 (3)             0.29%

Common Stock, No Par Value                 C. Edward Boutonnet                         350,712 (4)             3.55%

Common Stock, No Par Value                 Bradford G. Crandall                        282,540 (5)             2.86%

Common Stock, No Par Value                 Alfred P. Glover                             89,587 (6)             0.91%

Common Stock, No Par Value                 Michael T. Lapsys                           154,486 (7)             1.56%

Common Stock, No Par Value                 Duncan L. McCarter                          215,544 (8)             2.18%

Common Stock, No Par Value                 John F. McCarthy                             68,400 (9)             0.69%

Common Stock, No Par Value                 Robert M. Mraule, D.D.S.,M.D.               171,278 (10)            1.73%

Common Stock, No Par Value                 Louis A. Souza                               83,042 (11)            0.84%

Common Stock, No Par Value                 Robert M. Stanberry                          33,724 (12)            0.34%

                                           Name and Address (1) of             Amount and Nature of         Percent of
            Title of Class                    Beneficial Owner                 Beneficial Ownership          Class (2)
            --------------                    ----------------                 --------------------          ---------

Common Stock, No Par Value                 Mose E. Thomas, Jr.                         102,662 (13)            1.04%

Common Stock, No Par Value                 Nick Ventimiglia                            146,004 (14)            1.48%

All directors and executive officers
of the Corporation as a group (12 persons)                                           1,726,819 (15)           17.46%



( 1) The  address  for all  persons  listed  is c/o  Central  Coast
     Bancorp, 301 Main Street, Salinas, California, 93901.
( 2) Includes  shares of Common  Stock  subject to stock  options exercisable immediately.
( 3) Includes  611 shares of Common  Stock held  jointly with his spouse and 3,666 shares of Common Stock subject to stock options exercisable immediately.
( 4) Includes   95,586   shares  of  Common   Stock   held  in  a
     partnership, 5,236 shares as custodian for his grandchildren, 34,037 shares held by Mr. Boutonnet as trustee of the Charles
     E. Boutonnet Trust, 41,721 shares held by Mr. Boutonnet as trustee of Boutonnet Farms, Inc. Profit Sharing Plan, 79,861 shares held in the Central Coast Bancorp Nonqualified Deferred Compensation Plan Trust as to which Mr. Boutonnet has shared investment power and 90,271 shares subject to stock options exercisable immediately.
( 5) Includes  106,337  shares of Common  Stock held jointly with his spouse as trustees of the Bradford G. Crandall and Lynne O. Crandall Trust, 79,375 shares held in the Central Coast Bancorp Nonqualified Deferred Compensation Plan Trust as to which Mr. Crandall has shared investment power and 90,271 shares subject to stock options exercisable immediately.
( 6) Includes  12,742  shares of Common  Stock held  jointly with his spouse, 883 shares held by his spouse and 59,075 shares subject to stock options exercisable immediately.
( 7) Includes  22 shares of Common  Stock held  jointly  with his spouse, and 622 shares held as custodian, 116,318 shares held in the Kathy O. Lapsys and Michael T. Lapsys Trust and 37,524 shares subject to stock options exercisable immediately.
( 8) Includes  46,144  shares of Common  Stock held  jointly with his spouse as trustees of the Duncan L. McCarter and Leslie P. McCarter Trust, 78,851 shares held in the Central Coast Bancorp Nonqualified Deferred Compensation Plan Trust as to which Mr. McCarter has shared investment power and 90,271 shares subject to stock options exercisable immediately.
( 9) Includes  30,333  shares of Common  Stock held  jointly with his spouse as trustees of the John F. McCarthy and Mary Ann McCarthy Trust and 38,067 shares subject to stock options exercisable immediately.
(10) Includes  26,356  shares of Common Stock held by Dr.  Mraule as trustee of Robert M. Mraule D.D.S., M.D., Inc. Money Purchase Pension Plan, 54,651 shares held in the Central Coast Bancorp Nonqualified Deferred Compensation Plan Trust as to which Mr. Mraule has shared investment power and 90,271 shares subject to stock options exercisable immediately.
(11) Includes 11,721 shares of Common Stock held jointly with his spouse, 30,223 shares held by Mr. Souza, 6,718 shares held in the Louis A. Souza Trust and 24,762 shares subject to stock options exercisable immediately.
(12) Includes 27,649 shares of Common Stock subject to stock options exercisable immediately.
(13) Includes  14,046  shares of Common Stock owned  jointly with his spouse, and 49,083 shares of Common Stock subject to stock options exercisable immediately.
(14) Includes 93,703 shares of Common Stock subject to stock options exercisable immediately.
(15) Includes 694,612 shares of Common Stock subject to stock options exercisable immediately and 292,738 shares held by the Central Coast Bancorp Board of Directors Deferred Stock Option Plan Trust.

                           PROPOSAL NO. 1
             ELECTION OF CENTRAL COAST BANCORP DIRECTORS


     The Corporation's Bylaws provide that the number of directors of the Corporation shall not be less than seven (7) nor more than thirteen (13) and the exact number of directors is fixed at nine (9).

     The Corporation has three groups of directors, each of whom is elected for a three-year term. Class I directors are nominated for election this year. Class II and Class III directors were elected to serve until 2003 and 2004, respectively, at the Annual Meeting of Shareholders on June 11, 2001.

     The following persons are the nominees of the Board of Directors for election as Class I directors to serve for a three-year term until the 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified:

Nominees for Election as Class I Directors
------------------------------------------

Mose E. Thomas              Louis A. Souza           Alfred P. Glover


     The following persons are the Class II and Class III directors who will continue in office as described above:

Class II Directors, Continuing in Office
----------------------------------------

Michael T. Lapsys           Duncan L. McCarter       Nick Ventimiglia

Class III Directors, Continuing in Office
-----------------------------------------

C. Edward Boutonnet         Bradford C. Crandall     Robert M. Mraule


     All proxies will be voted for the election of the three (3) nominees for Class I directors listed above (all of whom are incumbent directors) recommended by the Board of Directors unless authority to vote for the election of any directors is withheld.
The nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as Class I directors. If any nominees should unexpectedly decline or be unable to act as a director, their proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be or become unavailable and has no present intention to nominate persons in addition to or in lieu of those named above.

     The following table sets forth names and certain information as of April 12, 2002, concerning the persons named for election as Class I directors of the Corporation, as well as for Class II and III directors who not currently subject to election.



                                    Director of     Director of
                                    Corporation      Bank (1)           Principal Occupation
    Name                    Age        Since          Since            During Last Five Years
    ----                    ---        -----          -----            ----------------------

C. Edward Boutonnet         62          1994           1982              Organizer, Bank of
                                                                         Salinas. Owner and
                                                                         General Manager, Sea
                                                                         Mist Farms, Ocean Mist
                                                                         Farms and Boutonnet
                                                                         Farms, Inc.


                                    Director of     Director of
                                    Corporation      Bank (1)           Principal Occupation
    Name                    Age        Since          Since            During Last Five Years
    ----                    ---        -----          -----            ----------------------


Bradford G. Crandall        67         1994           1982               President, E.B. Stone &
                                                                         Son, Inc., wholesale
                                                                         nursery supply firm.

Alfred P. Glover            70         1996           1988               Organizer of Cypress
                                                                         Bank. Owner, Glover
                                                                         Enterprises, a real
                                                                         estate development firm.

Michael T. Lapsys           53         1998           1998               Chairman, Device
                                                                         Dynamics Incorporated,
                                                                         a semiconductor backend
                                                                         services.

Duncan L. McCarter, R.Ph    55         1994           1982               President and Chief
                                                                         Executive Officer,
                                                                         Healthcare Pathway
                                                                         Management, Inc.,
                                                                         d.b.a. AdvantaCare
                                                                         Medical, and d.b.a.
                                                                         AdvantaCare
                                                                         InfusionCare, and Care
                                                                         Pharmacies, Inc.

Robert M. Mraule, DDS, MD   52         1994           1982               Physician, Dentist,
                                                                         Oral and Maxillofacial
                                                                         Surgeon.


Louis A. Souza              73         1996           1988               Organizer of Cypress
                                                                         Bank. Owner, Louis A.
                                                                         Souza Construction, a
                                                                         general contractor,
                                                                         semi-retired.

Mose E. Thomas, Jr.         61         1996           1989               Organizer of Cypress
                                                                         Bank. Owner and General
                                                                         Manager, Chapel of
                                                                         Seaside, Inc., and
                                                                         Mission Mortuary, Inc.,
                                                                         funeral chapels.

Nick Ventimiglia            60         1994           1982               Organizer, Director,
                                                                         President and Chief
                                                                         Executive Officer, Bank
                                                                         of Salinas from 1982 to
                                                                         1994.

(1) Represents year of first service as a director of either of the predecessors, Bank of Salinas or Cypress Bank, prior to their merger resulting in Community Bank of Central California.

     None of the directors or nominees for Class I director listed above or executive officers listed on page 6, were selected pursuant to any arrangement or understanding other than with the directors and executive officers of the Corporation acting within their capacities as such. There are no family relationships between any two or more of the directors, nominees for Class I director or executive officers. No director, nominee for Class I director or executive officer serves as a director of (i) any company which has a class of securities registered under Section 12, or which is subject to the periodic reporting requirements of Section 15(d), of the Securities Exchange Act of 1934, or (ii) any company registered as an investment company under the Investment Company Act of 1940.

Committees of the Board of Directors

     The Audit Committee, chaired by Alfred P. Glover, and the Finance Committee, chaired by C. Edward Boutonnet, whose common members include Michael T. Lapsys, Duncan L. McCarter, Robert M. Mraule (Vice Chairman) and Mose E. Thomas, Jr., oversee the Corporation's and Bank's independent public accountants, analyze the results of internal and regulatory examinations and monitor the financial and accounting organization and reporting. The Audit Committee met twelve (12) times and the Finance Committee met twelve
(12) times in 2001. See the Audit Committee Report on page 11 for additional information regarding the functions of the Audit Committee.

     The Board of Directors has not established a nominating committee. The full Board of Directors performs the functions of a nominating committee with responsibility for considering appropriate candidates for election as directors.

     The Premises, Compensation and Performance Committee, whose members include C. Edward Boutonnet (Vice Chairman), Duncan L.
McCarter, Robert M. Mraule (Chairman), Louis A. Souza and Mose E. Thomas, Jr., oversees physical premises used in daily operations and reviews and establishes employee benefits and the compensation paid to executive officers and other employees. The Premises, Compensation and Performance Committee met twelve (12) times in 2001.

     The Investment/CRA/ALCO Committee, whose members include Bradford G. Crandall, Alfred P. Glover, Michael T. Lapsys (Chairman) and Louis A. Souza (Vice Chairman), has responsibility for asset/liability management, review of the Corporation's investment portfolio, maintenance of shareholder relations and community reinvestment. The Investment Committee met twelve (12) times in 2001.

     The Loan Committee, whose members include C. Edward Boutonnet (Vice Chairman), Bradford G. Crandall (Chairman), Alfred P. Glover, Michael T. Lapsys and Louis A. Souza has responsibility for establishing loan policy and approving loans which exceed certain dollar limits. The Loan Committee met twenty-three (23) times in 2001.

     The  Marketing  Committee,   whose  members  include  Duncan  L.
McCarter (Chairman), Louis A. Souza and Mose E. Thomas (Vice Chairman), has responsibility for administering the Corporation's marketing policies and marketing programs. The Marketing Committee met twelve (12) times in 2001.

     During 2001, the Corporation's Board of Directors held nine (9) meetings. All Directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board of Directors and the number of meetings of the committees on which they served, except Director McCarter, who attended 74%.

     During 2001, the Bank's Board of Directors held eleven (11) meetings. The aggregate total of all Corporation and Bank board and committee meetings held in 2001 was 163.

Compensation of Directors

     The fees paid to directors during 2001 included a base fee of $2,050 per month for attendance at Board meetings of the Corporation and the Bank. In addition to the base fee, the Loan Committee
Chairman received $200 per month, the Chairmen of the Audit, Finance, Investment/CRA/ALCO, Marketing, and the Premises, Compensation and Performance Committees each received $100 per month. The total amount of fees paid to all directors as a group for attendance at Board and committee meetings was $205,000 in 2001.

     Under the 1994 Stock Option Plan, as amended (the "1994 Plan"), the board of directors is authorized to grant nonstatutory stock options to outside directors. Nonstatutory stock options granted to outside directors under the 1994 Plan generally vest at the rate of one-third per year. The footnotes to the Security Ownership of Management table on pages 2 and 3 list vested and exercisable options granted to the outside directors under the 1994 Plan. As of the Record Date, there were also 36,664 nonstatutory stock options outstanding previously granted to the outside directors as a group at an exercise price of $11.64 (adjusted for subsequent stock dividends and splits), which were not yet vested and exercisable.

EXECUTIVE OFFICERS

     The following table sets forth names and certain information as of April 12, 2002, concerning the executive officers of the Corporation.

                             Corporation          Bank
                             Executitive        Executive           Principal Occupation
   Name              Age        Since             Since            During Last Five Years
   ----              ---        -----             -----            ----------------------
Nick Ventimiglia      60         1994              1982            Chairman, President and
                                                                   Chief Executive Officer
                                                                   of the Corporation since
                                                                   December 1994. President
                                                                   and Chief Executive
                                                                   Officer of Community Bank
                                                                   of Central California or
                                                                   its predecessors, since
                                                                   1982. Organizer,
                                                                   Director, President and
                                                                   Chief Executive Officer,
                                                                   Bank of Salinas from 1982
                                                                   to 1994.

John F. McCarthy (1)  59         1994              1988            Executive Vice President
                                                                   and Chief Operating
                                                                   Officer of the
                                                                   Corporation, and of
                                                                   Community Bank of Central
                                                                   California or its
                                                                   predecessors, since 1988
                                                                   and 1994, respectively.
                                                                   Secretary of the
                                                                   Corporation, and of
                                                                   Community Bank of Central
                                                                   California or its
                                                                   predecessors, since
                                                                   1997.  Vice President and
                                                                   Regional Manager,
                                                                   Hibernia Bank, Salinas
                                                                   from 1986 to 1988. Vice
                                                                   President and Regional
                                                                   Manager, Crocker National
                                                                   Bank from 1980 to 1986.

Robert M. Stanberry   62         1998              1998            Senior Vice President and
                                                                   Chief Financial Officer
                                                                   of the Corporation, and
                                                                   of Community Bank of
                                                                   Central California or its
                                                                   predecessors, since
                                                                   1998.  Vice President and
                                                                   Chief Financial Officer,
                                                                   TriCo Bancshares from
                                                                   1993 to 1998.

Robert C. Blatter     41         1996              1996            Senior Vice President and
                                                                   Loan Administrator of the
                                                                   Corporation, and of
                                                                   Community Bank of Central
                                                                   California or its
                                                                   predecessors, since
                                                                   1996.  Vice President,
                                                                   Commercial Loan Officer
                                                                   of Community Bank of
                                                                   Central California or its
                                                                   predecessors, since 1989.
                                                                   Commercial Banking
                                                                   Officer, Bank of America
                                                                   from 1985 to 1989.


--------
(1)  Effective February 25, 2002 Mr.  McCarthy was appointed
President of Community Bank of Central California.

EXECUTIVE COMPENSATION

     Set forth below is the summary compensation paid or accrued during the three years ended December 31, 2001 to Nick Ventimiglia, John McCarthy, Robert M. Stanberry and Robert C. Blatter, the only executive officers of the Corporation and/or the Bank.


                                                            SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------------
                                                                                      Long-Term Compensation
                                                                                      ----------------------
                                                       Annual Compensation              Awards          Payouts
                                                  ----------------------------       ------------       --------
                                                                                    (f)         (g)                  (I)
                                                                       (e)       Restricted  Securities    (h)     All Other
         (a)                                     (c)       (d)     Other Annual    Stock     Underlying    LTIP     Compen-
       Name and                  (b)            Salary    Bonus    Compensation   Award(s)  Options/SARs  Payouts   sation
   Principal Position            Year           ($) 1/   ($) 2/      ($) 3/         ($)        (#) 4/       ($)     ($) 5/
   ------------------            ----           ------   ------      ------       -------   ------------   -----    ------
Nick Ventimiglia, Chief          2001         $ 255,000  $ 178,448        -           -             -        -      $2,625
Executive Officer; President,    2000         $ 225,000  $ 173,250        -           -        11,000        -      $2,625
Central Coast Bancorp            1999         $ 240,000  $ 165,000        -           -             -        -      $2,111
and Community Bank
-----------------------------------------------------------------------------------------------------------------------------
John F. McCarthy, Executive      2001         $ 169,500  $ 116,261        -           -             -        -      $2,625
Vice President, Chief Operating  2000         $ 165,500  $ 112,875        -           -         8,250        -      $2,625
Officer and Corporate Secretary  1999         $ 157,500  $ 107,500        -           -             -        -      $2,111
-----------------------------------------------------------------------------------------------------------------------------
Robert M. Stanberry, Senior      2001         $ 126,893   $ 64,890        -           -             -        -      $2,625
Vice President, Chief            2000         $ 124,000   $ 63,000        -           -         4,400        -      $2,453
Financial Officer                1999         $ 117,875   $ 60,000        -           -             -        -      $2,457
-----------------------------------------------------------------------------------------------------------------------------
Robert C. Blatter, Senior Vice   2001         $ 107,450   $ 64,890        -           -             -        -      $2,625
President and Loan               2000         $ 105,000   $ 63,000        -           -         4,400        -      $2,625
Administrator                    1999          $ 90,000   $ 60,000        -           -             -        -      $2,111
-----------------------------------------------------------------------------------------------------------------------------

1/ Amounts shown include cash and non-cash  compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers under the Corporation's 401(k) Plan and Deferred Compensation Plan.
2/ Amounts  indicated as bonus  payments were earned for  performance during 2001, 2000 and 1999.
3/ No  executive  officer  received  perquisites  or  other  personal benefits in excess of the lesser of $50,000 or 10% of each such officer's total annual salary and bonus during 2001, 2000 and 1999.
4/ Amounts  shown  represent the number of shares  granted,  adjusted for all stock dividends and stock splits. The Corporation had a 1982 Stock Option Plan (the "1982 Plan") pursuant to which options could be granted to directors and key, full-time salaried, officers and employees of the Corporation and the Bank. The 1982 Plan expired by its terms in 1993. Options granted under the 1982 Plan were either incentive options or non-statutory options. Options granted under the 1982 Plan became exercisable in accordance with a vesting schedule established  at the  time  of  grant.  Vesting  could  not  extend beyond ten years from the date of grant. Upon a change in control of the Corporation, all outstanding options under the 1982 Plan will become fully vested and exercisable. Options granted under the 1982 Plan were adjusted to protect against dilution in the event of certain changes in the Corporation's capitalization, including stock splits and stock dividends. The Corporation's 1994 Stock Option Plan, as amended, (the "1994 Plan") is substantially similar to the 1982 Plan regarding provisions related to option grants, vesting and dilution. Upon a change in control, options do not become fully vested and exercisable, but may be assumed or equivalent options may be substituted by a successor corporation. All options granted to the named executive officers are incentive stock options and have an exercise price equal to the fair market value of the Corporation's Common Stock on the date of grant. During 2001, there were no options granted to executive officers Nick Ventimiglia, John F. McCarthy, Robert M. Stanberry and Robert C. Blatter.
5/ Amounts  shown  for  each  named  executive   officer  are  401(k)
   matching contributions for the year indicated.

     The following table sets forth the number of shares of Common Stock acquired by each of the named executive officers upon the exercise of stock options during fiscal 2001, the net value realized upon exercise, the number of shares of Common Stock represented by outstanding stock options held by each of the named executive officers as of December 31, 2001 and the value of such options based on the closing price of the Corporation's Common Stock and certain information concerning unexercised options under the 1994 Stock Option Plan, as amended.

                             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                                             FY-END OPTION/SAR VALUES
------------------------------------------------------------------------------------------------------------------
          (a)                (b)          (c)                 (d)                             (e)
                                                           Number of
                                                           Securities                       Value of
                                                           Underlying                     Unexercised
                                                          Unexercised                     in-the-Money
                                                          Options/SARs                    Options/SARs
                                                       at Fiscal Year-End               at Fiscal Year-
                           Shares        Value                (#)                           End ($)
                         Acquired on    Realized          Exercisable/                    Exercisable/
 Name                   Exercise (#)       ($)           Unexercisable                  Unexercisable 1/
------------------------------------------------------------------------------------------------------------------
 Nick Ventimiglia            -             -           89,123   /    9,166        $ 1,057,607   /  $  54,631
------------------------------------------------------------------------------------------------------------------
 John F. McCarthy            -             -           34,633   /    6,875        $   367,126   /  $  40,975
------------------------------------------------------------------------------------------------------------------
 Robert M. Stanberry         -             -           30,194   /    3,666        $   221,247   /  $  21,851
------------------------------------------------------------------------------------------------------------------
 Robert C. Blatter         9,191      $ 136,946        17,431   /    3,666        $   184,249   /  $  21,851
------------------------------------------------------------------------------------------------------------------

1/ The aggregate value has been determined based upon the closing price for the Corporation's Common Stock at year-end, minus the exercise price.


Employment Contracts and Termination of Employment and Change in Control Arrangements

     The  Corporation  has entered into  employment  agreements  with
Messrs. Ventimiglia, President and Chief Executive Officer; McCarthy, Executive Vice President and Chief Operating Officer; Stanberry, Senior Vice President and Chief Financial Officer; and Blatter, Senior Vice President and Loan Administrator. The agreements provide for an original term of three years with automatic one-year extensions until the agreements are terminated as described below. The agreements provide for a base salary, which is disclosed in the Summary Compensation Table. The base salaries under each agreement are reviewed annually and are subject to adjustment at the discretion of the Board of Directors. Additionally, the agreements provide for, among other things: (a) a discretionary annual bonus based upon the Corporation's achievement of certain profitability, growth and asset quality standards as established by the Board of Directors; (b) payment of base salary, reduced by the amounts received from state disability insurance or workers' compensation or other similar insurance benefits through policies provided by the Bank; (c) stock option grants under the Corporation's stock option plan, at the sole discretion of the Board of Directors; (d) four weeks annual vacation leave; (e) use of an automobile; and (f) reimbursement for ordinary and necessary expenses incurred in connection with employment.

     The agreements may be terminated with or without cause, but if the agreements are terminated without cause due to the occurrence of circumstances that make it impossible or impractical for the Employer to conduct or continue its business, the loss by the Employer of its legal capacity to contract or the Employer's breach of the terms of the agreement, the employee is entitled to receive severance compensation equal to six months of the existing base salary (twelve months in the case of Mr. Ventimiglia). The agreements further provide that in the event of a "change in control" as defined therein and within a period of one and a half years (two years in the case of Mr. Ventimiglia) following consummation of such change in control: (a) the employee's employment is terminated; or (b) any adverse change occurs in the nature and scope of the employee's position, responsibilities, duties, salary, benefits or location of employment; or (c) any event occurs which reasonably constitutes a demotion, significant diminution or constructive termination of employment, then the employee will be entitled to receive severance compensation in an amount equal to a multiple of the employee's average annual compensation for the five years immediately preceding the change in control as follows: (a) two times for Mr. Ventimiglia; (b) one and one-half times for Messrs. McCarthy and Stanberry; and (c) one times for Mr. Blatter.

     Recognizing the importance of building and retaining a competent management team, additional agreements were entered into to provide post-retirement benefits to Messrs. Ventimiglia, McCarthy and Blatter. The terms of the agreements include the amounts each employee will receive upon the occurrence of certain specified events, including formal retirement on or after a specified age. The agreements generally provide for annual retirement benefit payments of Ninety Thousand Dollars ($90,000) to Mr. Ventimiglia, Seventy Thousand Dollars ($70,000) to Mr. McCarthy and Forty-five Thousand Dollars ($45,000) to Mr. Blatter. The annual retirement benefit amount is payable in equal monthly installments over a fifteen (15) year period. In the event of an employee's death, all remaining amounts due are anticipated to be paid to the employee's designated beneficiary over the remaining payout period. Other events which may alter when payment of the annual retirement benefit is to begin, or the amount which is to be paid, include: (a) disability prior to retirement in which case the employee shall be entitled to a lesser benefit payment amount based upon the length of employment; and (b) either termination of employment without cause or constructive termination following a "change of control," in which case the employee is entitled to receive the full annual benefit payment in equal monthly installments for fifteen (15) years beginning in the month following the termination or "change of control." Generally, in those situations where the employee is terminated for cause, or where the employee voluntarily terminates his employment prior to retirement or other event triggering a right to payments under the agreement, the employee is not entitled to the payment of any benefits.

BOARD COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

     The compensation of the executive officers of the Corporation and the Bank is reviewed and approved annually by the Board of Directors on recommendation by the Premises, Compensation and Performance Committee (the "Committee"). During 2001, Messrs. Boutonnet, McCarter, Mraule, Souza and Thomas were members of the Committee. Messrs. Ventimiglia, McCarthy, Stanberry and Blatter, served as executive officers of the Corporation and/or the Bank during 2001.

     The  Committee's  philosophy  is  that  compensation  should  be designed to reflect the value created for shareholders while supporting the Corporation's strategic goals. The Committee reviews annually the compensation of the executive officers to insure that the Corporation's compensation programs are related to financial performance and consistent generally with employers of comparable size in the industry. Annual compensation for the Corporation's executive officers includes the following components:

     1) Base salary is related to the individual officer's level of responsibility and comparison with comparable employers in the industry.

     2) Annual cash bonuses are based on individual and Corporation performance. Factors evaluated include the achievement of certain profitability, growth and asset quality standards as established by the Board of Directors. The bonus compensation is funded from the Corporation's pre-tax income. While many of the factors considered in determining whether to award a bonus are objective, the Committee recommendation may also include certain subjective factors as part of the bonus analysis. During 2001, bonuses were recommended by the Committee and approved by the Board of Directors for the named executive officers as reflected in the Summary Compensation Table.

     3) Stock option grants are intended to increase the executive officers' interest in the Corporation's long-term success and to link the interests of the executive officers with those of the shareholders as measured by the Corporation's share price. Stock options are granted at the prevailing market value of the
Corporation's Common Stock and will only have value if the Corporation's stock price increases. See the Summary Compensation Table and Option/SAR Exercise Table, and notes thereto for a further description of stock options.

     4)  The   Corporation   matches  salary  deferred  by  employees
participating in its 401(k) Plan at a rate determined annually by the Board of Directors (25% of salary deferred for 2001). Executive officers are eligible to participate in the 401(k) plan. See the Summary Compensation Table for further 401(k) plan information.

Submitted by:

/s/ ROBERT M. MRAULE         /s/ C. EDWARD BOUTONNET     /s/ DUNCAN L. MCCARTER
-------------------------    -----------------------     -------------------
Robert M. Mraule, DDS, MD    C. Edward Boutonnet         Duncan L. McCarter

/s/ LOUIS A. SOUZA           /s/ MOSE E. THOMAS
-------------------------    -----------------------
Louis A. Souza               Mose E. Thomas, Jr.

AUDIT COMMITTEE REPORT

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE CORPORATION'S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE THIS PROXY STATEMENT OR FUTURE FILINGS WITH THE
SECURITIES AND EXCHANGE COMMISSION, IN WHOLE OR IN PART, THE FOLLOWING REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

     The Audit Committee consists of the following members of the Corporation's Board of Directors: Alfred P. Glover, Michael T. Lapsys, Duncan L. McCarter, Robert M. Mraule, and Mose E. Thomas, Jr. Each of the members of the Committee is independent as defined under the National Association of Securities Dealers' listing standards. The Committee operates under a written charter adopted by the Board of Directors.

     The Committee's responsibilities include providing advice with respect to the Corporation's financial matters and assisting the Board of Directors in discharging its responsibilities regarding accounting, tax and legal compliance. The Committee's primary responsibilities are to: (1) serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system; (2) review and evaluate the audit efforts of the Corporation's independent accountants and internal auditors (BancAudit Associates LLC); (3) evaluate the Corporation's quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies and business practices; and (5) facilitate communication among the independent accountants, financial and senior management, the internal auditors and the Board of Directors.

     The Committee has reviewed and discussed the audited financial statements of the Corporation for the fiscal year ended December 31, 2001 with the Corporation's management. The Committee has discussed with Deloitte & Touche LLP, the Corporation's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Committee has discussed with Deloitte & Touche LLP their independence relative to the Corporation.

     Based on the Committee's review and discussions noted above, the Committee recommended to the Board of Directors that the
Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

Sumitted by:

/s/ ALFRED P. GLOVER     /s/ ROBERT M. MRAULE             /s/ MICHAEL T. LAPSYS
--------------------     -------------------------        ---------------------
Alfred P. Glover         Robert M. Mraule, DDS, MD        Michael T. Lapsys


/s/ DUNCAN L. MCCARTER   /s/ MOSE E. THOMAS
----------------------   -------------------------
Duncan L. McCarter       Mose E. Thomas, Jr.

COMPARISON OF CENTRAL COAST BANCORP SHAREHOLDER RETURN

   Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Corporation's Common Stock with the cumulative total return of the S&P 500 and the Nasdaq Bank Index as of the end of each of the Corporation's last five fiscal years.

   The following table assumes that $100.00 was invested on December 31, 1996 in Central Coast Bancorp Common Stock and each index, and that all dividends were reinvested. Returns have been adjusted for stock dividends and stock splits declared by Central Coast Bancorp. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

                        [GRAPHIC OMITTED]

Index                           12/31/96      12/31/97       12/31/98      12/31/99      12/31/00      12/31/01
-----                           -------------------------------------------------------------------------------------
Central Coast Bancorp             100.00        151.74         162.87        166.90        198.89        244.78
S&P 500                           100.00        133.45         172.19        208.54        189.97        167.58
Nasdaq Bank Stocks                100.00        167.41         166.33        159.89        182.38        197.44



Changes in Control

     The Corporation knows of no arrangements, including any pledge by any person of securities of the Corporation, the operation of which may, at a subsequent date, result in a change of control of the Corporation.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and ten percent or more shareholders of the Corporation's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of the Corporation's equity securities. Officers, directors and ten percent or more shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 2001, except for Mr. Crandall, who filed one late report on a Form 5, all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of ten percent or more of the Corporation's equity securities appear to have been met.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

     There have been no transactions, or series of similar transactions, during 2001, or any currently proposed transaction, or series of similar transactions, to which the Corporation or the Bank was or is to be a party, in which the amount involved exceeded or will exceed $60,000 and in which any director of the Corporation or the Bank, executive officer of the Corporation or the Bank, any shareholder owning of record or beneficially 5% or more of the Corporation's Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

Certain Business Relationships

     There were no business relationships during 2001 of the type requiring disclosure under Item 404(b) of Regulation S-K.

Indebtedness of Management

     The Corporation, through the Bank, has had, and expects in the future to have banking transactions in the ordinary course of its business with many of the Corporation's directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 2001 such transactions comprising loans did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers of the Corporation and the Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, and the regulations of the Federal Deposit Insurance Corporation.

                           PROPOSAL NO. 2
                   RATIFICATION AND APPOINTMENT OF
                   INDEPENDENT PUBLIC ACCOUNTANTS

     The accounting firm of Deloitte & Touche LLP, certified public accountants, served the Corporation as its independent public accountants and auditors for the 2001 fiscal year at the direction of the Board of Directors of the Corporation. Deloitte & Touche LLP has no interests, financial or otherwise, in the Corporation. The services rendered by Deloitte & Touche LLP during the 2001 fiscal year were audit services, consultation in connection with various accounting matters, and preparation of the Corporation's income tax returns. The fees paid to Deloitte & Touche LLP for professional services during the 2001 fiscal year were as follows:

Audit Fees

     The Corporation paid Deloitte & Touche LLP $214,950 during the 2001 fiscal year for the audit of the Corporation's annual financial statements for the most recent fiscal year and for reviews of the Corporation's financial statements included in the Corporation's Form 10-Q filings for the 2001 fiscal year.

Financial Information Systems Design and Implementation Fees

     No services were provided and no payments made for financial information system design and implementation.

All Other Fees

     The Corporation paid Deloitte & Touche LLP $23,535 during the 2001 fiscal year for all other services rendered by Deloitte & Touche LLP to the Corporation.

     The Board of Directors of the Corporation approved each professional service rendered by Deloitte & Touche LLP during the 2001 fiscal year and considered whether the provision of such services is compatible with Deloitte & Touche LLP maintaining its independence. It is anticipated that one of the representatives of that firm will be present at the Meeting and will be able to make a statement if they so desire and answer appropriate questions.

     The Board of Directors has selected Deloitte & Touche LLP to serve as the Corporation's independent public accountants for the year 2002 and recommends that shareholders vote "FOR" the ratification of the appointment of Deloitte & Touche LLP.

ANNUAL REPORT

     The  Annual  Report  of  the  Corporation   containing   audited
financial statements for the fiscal year ended December 31, 2001 is included in this mailing to shareholders.

FORM 10-K

     A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO JOHN F. McCARTHY, SECRETARY, CENTRAL COAST BANCORP, 301 MAIN STREET, SALINAS, CALIFORNIA, 93901.


SHAREHOLDERS' PROPOSALS

     Next year's Annual Meeting of Shareholders will be held on May 22, 2003. The deadline for shareholders to submit proposals for inclusion in the Proxy Statement and form of Proxy for the 2003 Annual Meeting of Shareholders is December 28, 2002. Management of the Corporation will have discretionary authority to vote proxies obtained by it in connection with any shareholder proposal not
submitted  on  or  before  the  December  28,  2002   deadline.   All
proposals should be submitted by Certified Mail - Return Receipt Requested, to John F. McCarthy, Secretary, Central Coast Bancorp, 301 Main Street, Salinas, California, 93901.

OTHER MATTERS

     The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting in accordance with the terms of such proxies.


                                             CENTRAL COAST BANCORP

                                             /s/ JOHN F. MCCARTHY
                                             --------------------
Salinas, California                          John F. McCarthy
April 23, 2002

                             CENTRAL COAST BANCORP

                      Solicited by the Board of Directors
                    for the Annual Meeting of Shareholders
                               on May 23, 2002

     THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS
                  AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned holder of common stock acknowledges receipt of a copy of the notice of annual meeting of shareholders of Central Coast Bancorp and the accompanying proxy statement dated April 23, 2002, and revoking any proxy heretofore given, hereby constitutes and appoints C. Edward Boutonnet and Nick Ventimiglia, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of common stock of Central Coast Bancorp, a California corporation, outstanding in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of Central Coast Bancorp, to be held at 301 Main Street, Salinas, California, on Monday, May 23, 2002, at 5:30 p.m. or at any postponements or adjournments thereof, upon the following items as set forth in the notice of meeting and proxy statement and to vote according to their discretion on all matters which may be properly presented for action at the meeting or any postponements or adjournments thereof.

THE  BOARD  OF DIRECTORS  RECOMMENDS  A VOTE "FOR" PROPOSALS 1 AND 2 SET
FORTH ON THE REVERSE SIDE. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" PROPOSALS 1
AND 2 SET FORTH ON REVERSE SIDE.

                    (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


                      FOR all       WITHHOLD       UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING ITEMS:
                      nominees      AUTHORITY
                   listed at right   to vote
                     (except as      for all
                      marked to      nominees
                    the contrary      listed
                      at right)      at right                                                                  FOR  AGAINST ABSTAIN
1. To     elect  as                             Nominees: Alfred P. Glover      2. To ratify the appointment
   Class I director                                       Louis M. Souza           of  Deloitte & Touche LLP
   of Central Coast                                       Mose E. Thomas, Jr.      as   independent   public
   Bancorp,             [__]          [__]                                         accountants for  the 2002
   management's  nominees  set forth                                               fiscal year.                 [_]    [_]    [_]
   at  right  to  serve  for a three
   year term  until  the 2005 annual                                               The proxyholders will  vote  according  to their
   meeting of shareholders and until                                               their discretion on all other matters  which may
   their successors are duly elected                                               Properly be presented for action at the Meeting.
   and qualified.

INSTRUCTION: To  withhold  authority  to vote for                                                       I/We do [_]    do not [_]
any individual nominee, strike a line through the
nominee's name in the list at right                                                                   expect to attend this meeting


                                                                                   THIS PROXY IS SOLICITED BY  AND ON BEHALF OF THE
                                                                                   BOARD OF DIRECTORS AND MAY BE  REVOKED  PRIOR TO
                                                                                   ITS EXERCISE. THE BOARD OF DIRECTORS  RECOMMENDS
                                                                                   A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED
                                                                                   BY  THE  BOARD  OF  DIRECTORS AND "FOR" PROPOSAL
                                                                                   NO. 2. THE PROXY WHEN  PROPERLY EXECUTED WILL BE
                                                                                   VOTED AS DIRECTED.  IF  NO DIRECTION IS MADE, IT
                                                                                   WILL  BE  VOTED "FOR" THE  ELECTION OF DIRECTORS
                                                                                   NOMINATED  BY  THE  BOARD OF DIRECTORS AND "FOR"
                                                                                   PROPOSAL NO. 2.


                                                                             WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING,
                                                                             PLEASE  DATE, SIGN  AND  RETURN  THIS  PROXY AS
                                                                             PROMPTLY  AS  POSSIBLE  IN THE ENCLOSED POSTAGE
                                                                             PAID ENVELOPE.




SHAREHOLDER(S) SIGNATURE                                                                        Dated:                  2002
                         -----------------------------------------------------------------------      -----------------,
Please date and sign exactly as your name(s) appears.  When signing as attorney, executor, administrator, trustee, or guardian please give full title.  If more than one trustee, all should sign.  All joint ownership should sign.
